Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv) because it is both (i) not material and (ii) the type of information that is confidential.

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this "***Agreement***") is made and entered into as of October 11, 2022 by and among Innovation Beverage Group Limited, a company incorporated under the laws of Australia (the "***Company***"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "***Purchaser***" and collectively, the "***Purchasers***").

WHEREAS, the Company is currently in need of funds to help finance its operations; and

WHEREAS, the Purchasers are willing to advance funds to the Company in exchange for the issuance to each Purchaser of (i) promissory notes evidencing the Company's obligation to repay each Purchaser's loan of the advanced funds, and (ii) shares of the Company's Ordinary Shares, all as provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:

1. **DEFINITIONS.** In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1:

"***1933 Act***" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"***FCPA***" means the Foreign Corrupt Practices Act of 1977, as amended.

"***GAAP***" means United States generally accepted accounting principles.

"***IPO Offering Price***" means, with respect to the Qualified IPO, the price per share of the Ordinary Shares sold by the Company in such Qualified IPO.

"***Ordinary Shares***" means the ordinary shares of the Company, no par value, and any other class of securities into which such securities may hereafter be reclassified or changed.

" ***Ordinary Share Equivalents***" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

"***Material Adverse Effect***" means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

"***Qualified IPO***" means consummation of the Company's initial public offering of its Ordinary Shares.

"***Person***" means an individual, partnership, limited liability company, joint stock company, trust (including a business trust or a real estate investment trust), unincorporated association, corporation, joint

venture or other entity, or any governmental authority.

"***Subsidiary***" means any subsidiary of the Company as set forth on Schedule 5.1 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

"***Transaction Documents***" means this Agreement, the Notes and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"***Transfer Agent***" means Vstock Transfer, LLC, the planned transfer agent of the Company and any successor transfer agent of the Company.

2. PURCHASE AND SALE OF NOTES. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company on the Closing Date, a promissory note in the principal amount designated on such Purchaser's signature page attached hereto (each, a "***Note***", and collectively, the "***Notes***"). Each such Note shall, among other things, (i) be dated the date of issuance, (ii) bear interest from such date at the rate of twelve percent (12%) per annum, (iii) mature upon one year from the date of issuance, (and (iv) be substantially in the form of Exhibit A hereto.

3. CLOSING. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the closing of the purchase and sale of the Note and the Shares (the "***Closing***") shall take place on the date when all of the Transaction Documents have been executed and delivered by the applicable parties and the other conditions to the Closing set forth in Sections 6 and 8 have been satisfied or waived (or such later date as is mutually agreed to by the Company and the Purchasers (such date referred to in this Agreement as the "***Closing Date***"). Each Purchaser understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $1,000,000 of Notes (the "***Offering***"). During the Offering and until the Closing Date, funds will be held in an escrow account established by the Company and released at the discretion of the Company. If a subscription is not accepted, whether in whole or in part, the subscription funds held therein will be returned promptly to the Purchaser without interest or deduction. The consummation of the transactions contemplated herein for the Closing shall take place electronically via email, upon the satisfaction of all conditions to Closing set forth in this Agreement.

4. ISSUANCE OF SHARES.

4.1 Number, Pricing and Type of Shares. As additional consideration for purchase by the Purchasers of the Notes, on the Shares Delivery Date (as defined below), the Company agrees to issue each Purchaser that purchases a Note hereunder a number of shares of the Company's Ordinary Shares (the "***Shares***") equal to fifty percent (50%) of the original principal amount of the Note purchased by such Purchaser divided by the IPO Offering Price (as defined below) for the applicable offering of Ordinary Shares consummated by the Company (any such offering, a "***Consummated Offering***").

4.2 **Subsequent Offerings.** The Company shall provide each Purchaser with notice in writing of its Qualified IPO of Ordinary Shares by no later than five (5) business days prior to the consummation of such proposed offering (a "***Proposed Offering Notice***"), which Proposed Offering Notice shall include the terms of the proposed offering, including without limitation the proposed price per share for the Ordinary Shares being sold in such offering, and any information related to the offering provided by the Company to investors in such offering as reasonably requested by such Purchaser. No later than one (1) business day following the consummation of any such proposed offering by the Company, the Company shall provide notice to each Purchaser in writing of such Consummated Offering (a "***Consummated Offering Notice***"), which Consummated Offering Notice shall include the final terms of the Consummated Offering, including the IPO Offering Price and copies of the final executed closing documents for such Consummated Offering.

4.3 **Delivery of Shares.** Upon receipt of a Shares Delivery Notice from any Purchaser, the Company shall deliver to such Purchaser the Shares not later than three (3) business days following the Company's receipt of such Shares Delivery Notice (the "***Shares Delivery Date***"), at the option of such Purchaser, either by: (i) a book entry confirmation from the Transfer Agent confirming delivery of such Purchaser's Shares, or (ii) physical delivery of a certificate evidencing such Shares, registered in the name of such Purchaser. For the avoidance of doubt, each Purchaser shall be deemed to be the holder of the Shares on the Shares Delivery Date regardless of the delivery of the book entry confirmation or physical certificate.

5. **REPRESENTATIONS AND WARRANTIES OF THE COMPANY.** The Company hereby represents and warrants to the Purchasers that the statements in the following paragraphs of this Section 5 are all true and complete immediately prior to the Closing Date:

5.1 **Subsidiaries.** All of the direct and indirect subsidiaries of the Company are set forth on Schedule 5.1. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary, if any, free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

5.2 **Organization, Good Standing, Corporate Power and Qualification.** The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of Australia. The Company has the requisite corporate power and authority to enter into and perform this Agreement.

5.3 **Due Authorization; Enforcement.** All corporate action on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the Note has been taken or will be taken prior to the Closing Date, and this Agreement constitutes, and the Note when executed and delivered will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

5.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Notes and Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

5.5 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws (collectively, the "***Required Approvals***").

5.6 Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case of (i), (ii) and (iii) as could not have or reasonably be expected to result in a Material Adverse Effect.

5.7 Valid Issuance of Stock. The Shares upon issuance will be duly and validly issued, fully paid and nonassessable, free and clear of all liens other than restrictions on transfer provided for in the Transaction Document. The Company has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to this Agreement.

5.8 [Reserved]

5.9 Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Notes and Shares hereunder, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the

Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 5.9 sets forth all outstanding secured and unsecured Indebtedness of the Company and/or its Subsidiaries as of the date hereof, or for which the Company and/or any Subsidiary has commitments. For the purposes of this Agreement, "***Indebtedness***" means (x) any liabilities for borrowed money or amounts owed by the Company or any Subsidiary (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others to third parties, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

5.10 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim

5.11 Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

5.12 Rule 144(i). The Company is not an issuer under Rule 144(i) of the 1933 Act.

5.13 Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Other than for Persons engaged by any Purchaser, if any, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

6. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF PURCHASERS. Each Purchaser hereby represents and warrants to, and agrees with, the Company, that:

6.1 Authorization. This Agreement constitutes such Purchaser's valid and legally

binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Such Purchaser represents that such Purchaser has full power and authority to enter into this Agreement.

6.2 **Disclosure of Information**. Such Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares. Such Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access.

6.3 **Investment Experience**. Such Purchaser understands that the purchase of the Shares involves substantial risk. Such Purchaser (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Purchaser is able to fend for himself, can bear the economic risk of such Purchaser's investment in the Shares and has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

6.4 **Accredited Purchaser Status**. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

6.5 **Restricted Securities**. Such Purchaser understands that the Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Purchaser represents that such Purchaser is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "***SEC***"), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Purchaser understands that the Company is under no obligation to register any of the securities sold hereunder. Such Purchaser understands that no public market now exists for the Shares and that it is uncertain whether a public market will ever exist for the Shares.

6.6 **No Solicitation**. At no time was such Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general or advertising or solicitation in connection with the offer, sale and purchase of the Shares.

6.7 **Further Limitations on Disposition**. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until:

(a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of the Company, with an opinion

of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

6.8 Legends.

(a) It is understood that the certificates evidencing the Shares will bear the legends set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASER SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b) Any legend required by any state securities laws.

6.9 Tax Liability. Such Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Purchaser relies solely on such advisors and not on any statements or representations of the Company, the Company's counsel, or any of the Company's agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

7. CONDITIONS TO PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing Date, of each of the following conditions, the waiver of which shall not be effective against any Purchaser if such Purchaser does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to counsel of such Purchaser:

7.1 Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 5 shall be true and complete on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

7.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein;

7.3 Deliveries. On or prior to the Closing Date, the Company shall have delivered or cause to be delivered to each Purchaser the following:

(a) This Agreement duly executed by the Company;

(b) a Note, duly executed by the Company in favor of such Purchaser;

(c) such other documents and instruments with respect to the transactions contemplated hereby as the Purchaser may reasonably request.

7.4 **Securities Exemptions.** The offer and sale of the Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of applicable state securities laws.

8. OTHER AGREEMENTS AND COVENANTS OF THE PARTIES.

8.1 **Reservation of Ordinary Shares.** As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Ordinary Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

8.2 **Form D; Blue Sky Filings.** The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Share Delivery Date under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

8.3 **Legend Removal.** If the certificates representing any Shares are issued to any Purchaser with a restrictive legend in accordance with the terms of this Agreement, the legend shall be removed and the Company shall issue a certificate without such legend to such Purchaser of any Shares upon which it is stamped, if either of the conditions to the disposition of the Shares by such Purchaser set forth in Sections 6.7(a) or (b) hereof shall have been satisfied.

9. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.

The obligations of the Company to Purchasers under this Agreement are subject to the fulfillment or waiver on or before the Closing Date of each of the following conditions by the Purchasers:

9.1 **Representations and Warranties.** The representations and warranties of each Purchaser contained in Section 6 shall be true and complete on the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

9.2 **Payment of Purchase Price.** Each Purchaser shall have delivered to the Company the purchase price specified in Section 2 for such Purchaser in accordance with the provisions of Section 2.

9.3 **Securities Exemptions.** The offer and sale of the Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

10. GENERAL PROVISIONS.

10.1 **Notices.** All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight air courier service with charges prepaid, or (iv) transmitted by hand delivery or email, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email, with

accurate confirmation generated by the transmitting email machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Innovation Beverage Group Limited, Attention: Dean Huge, email: dean@australianboutiquespirits.com with a copy by email only to: Sichenzia Ross Ference LLP, Attention: Darrin M Ocasio, Esq., email: dmocasio@srf.law and (ii) if to the Purchasers, to the one or more addresses and email addresses indicated on the signature pages hereto.

10.2 **Governing Law.** This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to that body of laws pertaining to conflict of laws.

10.3 **Counterparts.** This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

10.4 **Titles and Headings.** The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

10.5 **Amendments and Waivers.** Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Notes and Shares at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in Section 7 may be waived with respect to any Purchaser who does not consent thereto. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

10.6 **Severability.** If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

10.7 **Entire Agreement.** This Agreement, together with all exhibits and schedules hereto, and the Note entered into pursuant hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

10.8 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

10.9 Termination. If the Closing has not been consummated on or before the tenth (10th) business day following the date hereof, this Agreement may be terminated by any Purchaser by written notice to the other parties (a "***Termination Notice***"), as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers; provided, that no later than one (1) business day following the Company's receipt of any Termination Notice, the Company shall return the subscription funds of the Purchaser that delivered such Termination Notice that were received in escrow but not accepted in accordance with Section 3; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

10.10 Survival. Notwithstanding anything to the contrary set forth herein, the Company's obligation to return funds to each Purchaser whose subscription funds are received in escrow but not accepted in accordance with Section 3 shall survive the termination of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Purchasers and the Company have caused this Note Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
Innovation Beverage Group Limited

By:____________________
Name: Dean Huge
Title: CEO

Purchasers:

The Buyers executing the Omnibus Signature Page attached hereto as Annex A and the documents annexed thereto and delivering the same to the Company or its agents shall be deemed to have executed this Securities Purchase Agreement and agreed to the terms hereof.

Annex A

BUYER OMNIBUS SIGNATURE PAGE
to
Note Purchase Agreement

The undersigned, desiring to: (i) enter into the Note Purchase Agreement, dated as of October 11, 2022 [1] 2022 (the "**Purchase Agreement**"), between the undersigned, **Innovation Beverage Group Limited** (the "**Company**"), and the other parties thereto, in or substantially in the form furnished to the undersigned, and (ii) purchase the Notes of the Company as set forth below, hereby agrees to purchase such Notes from the Company and further agrees to join the Purchase Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations section in the Purchase Agreement entitled "REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF PURCHASERS," and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Buyer.

The Buyer hereby elects to purchase **US$50,000.00** principal amount of Notes (to be completed by the Buyer) under the Purchase Agreement.

DATED: 10/11/22

BUYER (individual)

Elyzabeth Beri
Signature

Elizabeth Beri
Print Name

____
Signature (if Joint Tenants or Tenants in Common)

Address of Principal Residence:
[redacted]

Social Security Number(s): [redacted]

Telephone Number: [redacted]

Facsimile Number:
____

E-mail Address: [redacted]

BUYER (entity)

____
Name of Entity

____
Signature

Print Name: ______________________
Title: ______________________

Address of Executive Offices:
____
____
____

IRS Tax Identification Number:_
____

Telephone Number:_
____

Facsimile Number:_
____

E-mail Address:_
____

[1] ***Will reflect the Closing Date. Not to be completed by Buyer.***